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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  October 2, 1997
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                            PEREGRINE SYSTEMS, INC.
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            (Exact name of registrant as specified in its charter)


        Delaware                   0-2222209                  95-3773312
(State or other jurisdiction      (Commission              (IRS Employer Iden-
of incorporation)                 File Number)                  tification No.)


             12670 High Bluff Drive, San Diego, California  92130
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            (Address of principal executive offices of Registrant)

     Registrant's telephone number, including area code:  (619) 481-5000

                                Not applicable
         (Former name or former address, if changed since last report)

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On August 29, 1997, the Company's Board of Directors approved the acquisition of Apsylog S.A., a French corporation ("Apsylog"), based in Paris, France, through the acquisition of all of the outstanding shares of United Software, Inc., a Delaware corporation ("United") and the parent corporation of Apsylog. The acquisition, which was completed September 19, 1997, was pursuant to an Agreement and Plan of Reorganization dated effective as August 29, 1997 (the "Reorganization Agreement") among the Company, French Acquisition Corporation, a wholly owned subsidiary of the Company formed for the purpose of effecting the acquisition ("Acquisition"), United and certain stockholders of United.

         Pursuant to the Reorganization Agreement, the acquisition was effected by the merger (the "Merger") of Acquisition with and into United, resulting in United as the surviving corporation and a wholly-owned subsidiary of the Company which will operate under the name "Peregrine Asset Management Corporation." As a result of the Merger, each share of capital stock of United outstanding immediately prior to the Merger was converted into the right to receive 0.238014 shares of the Company's Common Stock. In addition, all options to purchase the Common Stock of United outstanding immediately prior to the Merger were assumed by the Company, subject only to adjustments to maintain the economic equivalence of the assumed options on the basis of the exchange ratio in the Merger. In connection with the Merger, the Company issued an aggregate of approximately 1,916,213 of Common Stock, including shares issuable upon exercise of outstanding options.

         A total of 185,915 shares have been deposited in escrow for the protection of the Company in the event of any breach of representations made by United and certain stockholders in the Reorganization Agreement. The escrow expires September 18, 1998, at which time any shares of the Company's Common Stock subject to escrow will be released, subject to any unresolved claims which may then be pending.

         The Merger constitutes a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and has been accounted for as a "purchase" by the Company.

         The Common Stock of the Company issued in the Merger was sold in reliance on certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). These exemptions included Regulation S as to 1,588,861 shares of the Company's Common Stock issued to non-"U.S. Persons" (within the meaning of Regulation S) and Regulation D as to 295,331 shares issued to "U.S. Persons". As a result, all shares of the Common Stock so issued are subject to restrictions on transfer under the applicable provisions of the Securities Act and carry a legend reflecting such restrictions. In the absence of registration, the Company has advised the former United stockholders that the Company will not remove such restrictive legends from the Company's Common Stock prior to one year from the effective date of the Merger, unless the Company and its counsel determines that such legend removal is appropriate or the Company receives an opinion of counsel in form and substance satisfactory to the Company that such legend may be removed.

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         In the Reorganization Agreement, the Company granted to the former
United stockholders rights to register under the Securities Act the shares of the Company's Common Stock received in the Merger.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

              (i) The audited consolidated balance sheet of United Software, Inc. as of December 31, 1995 and 1996, the audited consolidated statements of operation, stockholders' equity and cash flows of United Software, Inc. for the years then ended, the notes related thereto, and the Report of Independent Public Accountants thereon are set forth in Exhibit 99.2 hereto.

              (ii) The unaudited consolidated balance sheet of United Software, Inc. as of June 30, 1997, the unaudited consolidated statements of operations, stockholders' equity and cash flows of United Software, Inc. for the six months then ended and the notes related thereto are set forth in Exhibit 99.3 hereto.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              (i) An unaudited pro forma condensed combined balance sheet as of June 30, 1997 and the notes related thereto are set forth in Exhibit 99.4 hereto.

              (ii) Unaudited pro forma condensed combined statements of income for the year ended March 31, 1997 and the three months ended June 30, 1996 and 1997 and the notes related thereto are set forth in Exhibit 99.5 hereto.

         (c)  EXHIBITS.

              Exhibit No.    Description

              2.1 Agreement and Plan of Reorganization, dated effective as of August 29, 1997, among Peregrine Systems, Inc, French Acquisition Corporation, United Software, Inc., and certain stockholders of United Software, Inc., and related exhibits. The disclosure schedule of United Software, Inc. to the Agreement and Plan of Reorganization, which cites to certain factual matters as exceptions to the contractual representations of United Software, Inc. and certain of its stockholders, has been omitted. The Company agrees to supplementally furnish a copy of such disclosure schedule to the Commission upon request.

              23.1*          Consent of Arthur Andersen LLP

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              99.1           Press release of Peregrine Systems, Inc., dated
                             September 19, 1997

              99.2* The audited consolidated balance sheet of United Software, Inc., as of December 31, 1995 and 1996, the audited consolidated statements of operation, stockholders' equity and cash flows of United Software, Inc. for the years then ended, the notes related thereto, and the Report of Independent Public Accountants thereon.

              99.3* The unaudited consolidated balance sheet of United Software, Inc. as of June 30, 1997, the unaudited consolidated statements of operations, stockholders' equity and cash flows of United Software, Inc. for the six months then ended and the notes related thereto.

              99.4* An unaudited pro forma condensed combined balance sheet as of June 30, 1997 and the notes related thereto.

              99.5* Unaudited pro forma condensed combined statements of income for the year ended March 31, 1997 and the three months ended June 30, 1996 and 1997 and the notes related thereto.

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*   To be filed by Amendment not later than 60 days after the date of this initial report on Form 8-K.

    Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Agreement and Plan of Reorganization have been omitted. The Company agrees to supplementally furnish such schedules upon request of the Commission.

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Reference is made to the information set forth under Item 2 above with respect to shares of Common Stock of the Company sold by the Company in reliance upon Regulation S under the Securities Act.

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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PEREGRINE SYSTEMS, INC.



Dated:  October 2, 1997           By:  /s/ Richard T. Nelson
                                       ---------------------------
                                       Richard T. Nelson,
                                       Vice President, Secretary and General
                                       Counsel

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